SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2004

Commission File Number 0-12788

CASEY’S GENERAL STORES, INC.

(Exact name of registrant as specified in its charter)

IOWA	42-0935283
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

ONE CONVENIENCE BLVD., ANKENY, IOWA

(Address of principal executive offices)

50021

(Zip Code)

(515) 965-6100

(Registrant’s telephone number, including area code)

NONE

(Former name, former address

if changed since last report)

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

The exhibit accompanying this report is listed in the Exhibit Index attached hereto.

Item 12.  Disclosure of Results of Operations and Financial Condition.

On March 4, 2004, Casey’s General Stores, Inc. conducted a conference call with investors concerning its financial results for the third fiscal quarter ended January 31, 2004. A copy of the transcript prepared by the host of the conference call is attached as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY’S GENERAL STORES, INC.

Date: March 4, 2004	By:	/s/ Jamie H. Shaffer

Jamie H. Shaffer Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit	Description

99.1	Transcript of conference call conducted by Casey’s General Stores, Inc. on March 4, 2004.